Pluralsight Announces Second Quarter 2018 Results

•	Billings grew 42 percent period over period to $65.3 million in Q2 2018

•	Revenue grew 38 percent period over period to $53.6 million in Q2 2018

Silicon Slopes, Utah — August 1, 2018 — Pluralsight, the enterprise technology learning company, today announced financial results for the second quarter ended June 30, 2018.
“We completed our IPO process early in the quarter and went on to deliver strong topline growth, as well as year over year improvement in operating performance,” said Aaron Skonnard, co-founder and CEO of Pluralsight. “We continue to disrupt the technology skills development market with a platform that enables industry leaders and their teams to keep up with the rapid pace of technology change and deliver key innovations on time and on budget.”
Financial Highlights for the Second Quarter 2018

•	Billings - Q2 2018 billings were $65.3 million, an increase of 42% period over period. Q2 2018 billings from business customers were $54.6 million, an increase of 52% period over period.

•	Revenue - Q2 2018 revenue was $53.6 million, an increase of 38% period over period.

•	Gross margin - Q2 2018 gross margin was 70%, compared to 69% in Q2 2017. Q2 2018 non-GAAP gross margin was 76%, compared to 74% in Q2 2017.

•	Adjusted pro forma net loss per share - Adjusted pro forma net loss per share for Q2 2018 was $0.21, compared to $0.29 in Q2 2017.

•	Cash Flows - Cash used in operations was $5.8 million, a 35% improvement over cash used in operations in Q2 2017. Free cash flow improved by $1.7 million in Q2 2018 compared to Q2 2017.

•	Cash - Cash and cash equivalents were $213.6 million as of June 30, 2018.
For information regarding the non-GAAP financial measures discussed in this press release, please see the section titled “Non-GAAP Financial Measures.” Reconciliations between GAAP and non-GAAP financial measures are provided in the tables of this press release. GAAP net loss per share is excluded above as it is only presented for the period following the initial public offering and is not indicative of the results for the entire quarter.
Financial Outlook
Pluralsight is providing the following financial guidance for the third quarter and full year 2018:
Third Quarter 2018 guidance:

•	Revenue is expected to be in the range of $57 million to $58 million.

•	Adjusted pro forma net loss per share is expected to be in the range of $0.14 to $0.13, assuming weighted average shares outstanding of approximately 130.9 million.

Full Year guidance:

•	Revenue is expected to be in the range of $222 million to $225 million.

•	Adjusted pro forma net loss per share is expected to be in the range of $0.68 to $0.65, assuming weighted average shares outstanding of approximately 100.5 million.
Guidance for non-GAAP financial measures excludes equity-based compensation, amortization of acquired intangible assets, and loss on debt extinguishment. Pluralsight has not reconciled its expectations as to adjusted pro forma net loss and adjusted pro forma net loss per share to their most directly comparable GAAP measures because certain items cannot be reasonably predicted. Accordingly, a reconciliation for adjusted pro forma net loss and adjusted pro forma net loss per share is not available without unreasonable effort.
Conference Call Information
Pluralsight will host a conference call for analysts and investors to discuss its second quarter 2018 results and outlook for its third quarter and full year 2018 today at 2:30 p.m., Mountain time (4:30 p.m. Eastern time).

Date:	Wednesday, August 1
Time:	2:30 p.m. MT (4:30 p.m. ET)
Webcast:	https://investors.pluralsight.com/
Dial-in number:	(877) 350-6732 or (629) 228-0693, conference ID: 8170746
A live audio webcast of the conference call will also be accessible from the Pluralsight website at investors.pluralsight.com. A telephonic replay of the call will be available three hours after the call, will run for seven days, and may be accessed by dialing (855) 859-2056 or (404) 537-3406 and entering the passcode 8170746.
About Pluralsight
Pluralsight is an enterprise technology learning platform that delivers a unified, end-to-end learning experience for businesses across the globe. Through its subscription service, companies are empowered to move at the speed of technology, increasing proficiency, innovation and efficiency. Founded in 2004, brought online in 2011, and trusted by Fortune 500 companies, Pluralsight provides subscribers with on-demand access to a digital ecosystem of learning tools, including adaptive skill tests, directed learning paths, expert-authored courses, interactive labs and live mentoring.
Pluralsight and the Pluralsight logo are trademarks of Pluralsight, LLC in the United States and in jurisdictions throughout the world.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of federal securities laws that involve risks and uncertainties, including statements regarding our future financial and operating performance, including our financial outlook for the third quarter and the full year 2018. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: the pace of market adoption of cloud-based learning solutions; our ability to expand our course library and develop new platform features; competition; our ability to attract and retain customers; our ability to increase sales of subscriptions to our platform to customers; our ability to expand our sales and marketing capabilities; and general market, political, economic, and business conditions.
Additional risks and uncertainties that could affect our financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our final prospectus filed with the SEC on May 17, 2018 (File No. 333-224301), which is available on our website at investors.pluralsight.com and on the SEC’s website at www.sec.gov. Additional information will also be set forth in other filings that we make with the SEC from time to time. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.
Key Business Metrics
Billings. Billings represent total revenue plus the change in deferred revenue in the period, as presented in our condensed consolidated statements of cash flows. Billings in any particular period represent amounts invoiced to customers and reflects subscription renewals and upsells to existing customers plus sales to new customers. We use billings to measure our ability to sell subscriptions to our platform to both existing and new customers. We use billings from business customers and our percentage of billings from business customers to measure and monitor our ability to sell subscriptions to our platform to business customers.
Non-GAAP Financial Measures
Pluralsight has provided in this press release financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). Pluralsight uses the non-GAAP financial measures of non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, adjusted pro forma net loss, adjusted pro forma net loss per share and free cash flow in analyzing its financial results and believes that the use of these metrics is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing Pluralsight’s financial results with other companies in its industry, many of which present similar non-GAAP financial measures.
The presentation of these non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. A reconciliation of our historical non-GAAP financial measures to their most directly comparable GAAP measures have been provided in the financial statement tables included in this press release, and investors are encouraged to review these reconciliations.
Non-GAAP gross profit. We define non-GAAP gross profit as gross profit plus equity-based compensation and amortization related to acquired intangible assets.
Non-GAAP gross margin. We define non-GAAP gross margin as non-GAAP gross profit divided by our revenue.
Non-GAAP operating loss. We define non-GAAP operating loss as loss from operations plus equity-based compensation and amortization of acquired intangible assets.

Adjusted pro forma net loss and adjusted pro forma net loss per share. We define adjusted pro forma net loss as net loss attributable to common shares adjusted for the accretion of redeemable convertible preferred units and the reallocation of loss attributable to non-controlling interests from the assumed exchange of LLC Units of Pluralsight Holdings for newly issued shares of Class A common stock of Pluralsight, Inc. and further adjusted for non-cash or one-time charges, including equity-based compensation, amortization of acquired intangible assets, and loss on debt extinguishment. We define adjusted pro forma net loss per share as adjusted pro forma net loss divided by the weighted-average shares of Class A common stock outstanding, assuming the full exchange of all outstanding LLC Units of Pluralsight Holdings for newly issued shares of Class A common stock of Pluralsight, Inc.
Free cash flow. We define free cash flow as cash used in operating activities less purchases of property and equipment and purchases of our content library.

PLURALSIGHT, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Revenue	$53,572	$38,891	$103,216	$76,130
Cost of revenue(1)(2)	15,890	11,887	30,776	23,096
Gross profit	37,682	27,004	72,440	53,034
Operating expenses(1)(2):
Sales and marketing	38,933	23,018	68,400	40,844
Technology and content	16,493	11,326	29,818	21,531
General and administrative	19,448	9,412	30,740	15,679
Total operating expenses	74,874	43,756	128,958	78,054
Loss from operations	(37,192)	(16,752)	(56,518)	(25,020)
Other (expense) income:
Interest expense	(2,424)	(3,597)	(6,134)	(5,124)
Loss on debt extinguishment	(4,085)	(1,882)	(4,085)	(1,882)
Other income, net	48	21	35	69
Loss before income taxes	(43,653)	(22,210)	(66,702)	(31,957)
Provision for income taxes	(143)	(68)	(252)	(126)
Net loss	$(43,796)	$(22,278)	$(66,954)	$(32,083)
Less: Net loss attributable to non-controlling interests	(12,706)	—	(12,706)	—
Net loss attributable to Pluralsight, Inc.	$(31,090)	$(22,278)	$(54,248)	$(32,083)
Less: Accretion of Series A redeemable convertible preferred units	(156,750)	(21,175)	(176,275)	(22,825)
Net loss attributable to common shares	$(187,840)	$(43,453)	$(230,523)	$(54,908)
Net loss per share, basic and diluted(3)	$(0.19)		$(0.19)
Weighted-average common shares used in computing basic and diluted net loss per share(3)	62,252		62,252

(1) Includes equity-based compensation expense as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Cost of revenue	$46	$5	$46	$10
Sales and marketing	4,432	715	4,971	1,379
Technology and content	2,668	526	3,049	990
General and administrative	10,409	3,133	12,862	3,712
Total equity-based compensation	$17,555	$4,379	$20,928	$6,091

PLURALSIGHT, INC.
Condensed Consolidated Statements of Operations (cont.)
(in thousands)
(unaudited)

(2) Includes amortization of acquired intangible assets as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Cost of revenue	$2,961	$1,642	$5,923	$3,284
Sales and marketing	194	161	389	322
Technology and content	177	176	353	352
General and administrative	—	27	—	54
Total amortization of acquired intangible assets	$3,332	$2,006	$6,665	$4,012

(3) Represents net loss per share of Class A common stock and weighted-average shares of Class A common stock outstanding for the period from May 16, 2018 through June 30, 2018, the period following the reorganization transactions and Pluralsight, Inc.'s initial public offering.

PLURALSIGHT, INC.
Key Business Metrics and Non-GAAP Financial Measures
(dollars in thousands)
(unaudited)

Key Business Metrics

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Billings	$65,297	$46,029	$120,716	$84,912
Billings from business customers	$54,623	$35,845	$99,875	$65,172
% of billings from business customers	84%	78%	83%	77%

Non-GAAP Financial Measures

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Reconciliation of gross profit to non-GAAP gross profit:
Gross profit	$37,682	$27,004	$72,440	$53,034
Equity-based compensation	46	5	46	10
Amortization of acquired intangible assets	2,961	1,642	5,923	3,284
Non-GAAP gross profit	$40,689	$28,651	$78,409	$56,328
Gross margin	70%	69%	70%	70%
Non-GAAP gross margin	76%	74%	76%	74%

Reconciliation of loss from operations to non-GAAP operating loss:
Loss from operations	$(37,192)	$(16,752)	$(56,518)	$(25,020)
Equity-based compensation	17,555	4,379	20,928	6,091
Amortization of acquired intangible assets	3,332	2,006	6,665	4,012
Non-GAAP operating loss	$(16,305)	$(10,367)	$(28,925)	$(14,917)

PLURALSIGHT, INC.
Key Business Metrics and Non-GAAP Financial Measures
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Adjusted pro forma net loss per share
Numerator:
GAAP net loss attributable to common shares	$(187,840)	$(43,453)	$(230,523)	$(54,908)
Accretion of Series A redeemable convertible preferred units	156,750	21,175	176,275	22,825
Reallocation of net loss attributable to non-controlling interests from the assumed exchange of LLC Units of Pluralsight Holdings for Class A common stock	(12,706)	—	(12,706)	—
Equity-based compensation	17,555	4,379	20,928	6,091
Amortization of acquired intangibles	3,332	2,006	6,665	4,012
Loss on debt extinguishment	4,085	1,882	4,085	1,882
Adjusted pro forma net loss	$(18,824)	$(14,011)	$(35,276)	$(20,098)
Denominator:
Adjusted pro forma weighted-average common shares outstanding, basic and diluted(1)	89,006	47,786	68,819	47,784

Adjusted pro forma net loss per share	$(0.21)	$(0.29)	$(0.51)	$(0.42)

Reconciliation of net cash used in operating activities to free cash flow:
Net cash used in operating activities	$(5,793)	$(8,904)	$(16,217)	$(3,950)
Less: Purchases of property and equipment	(2,706)	(1,457)	(4,574)	(3,025)
Less: Purchases of content library	(735)	(606)	(1,504)	(1,229)
Free cash flow	$(9,234)	$(10,967)	$(22,295)	$(8,204)

(1) Reflects the weighted-average shares of Class A common stock outstanding for each period presented, assuming the full exchange of LLC Units of Pluralsight Holdings into shares of Class A common stock.

PLURALSIGHT, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	June 30, 2018	December 31, 2017
Assets
Current assets:
Cash and cash equivalents	$213,645	$28,267
Accounts receivable, net	36,268	38,229
Prepaid expenses and other current assets	8,907	5,125
Total current assets	258,820	71,621
Property and equipment, net	22,683	22,457
Content library, net	8,093	13,441
Intangible assets, net	2,111	2,854
Goodwill	123,119	123,119
Other assets	1,396	2,928
Total assets	$416,222	$236,420
Liabilities, redeemable convertible preferred units, and stockholders' equity/members’ deficit
Current liabilities:
Accounts payable	$6,836	$6,029
Accrued expenses	24,208	26,514
Accrued author fees	8,496	7,879
Deferred revenue	121,978	103,107
Total current liabilities	161,518	143,529
Deferred revenue, net of current portion	6,555	8,194
Long-term debt	—	116,037
Facility financing obligation	7,505	7,513
Other liabilities	779	458
Total liabilities	176,357	275,731
Redeemable convertible preferred units	—	405,766
Stockholders' equity/members’ deficit:
Preferred stock	—	—
Class A common stock	6	—
Class B common stock	6	—
Class C common stock	1	—
Additional paid-in capital	436,177	—
Members’ capital	—	—
Accumulated other comprehensive (loss) income	(16)	25
Accumulated deficit	(321,704)	(445,102)
Total stockholders' equity attributable to Pluralsight, Inc./members' deficit	114,470	(445,077)
Non-controlling interests	125,395	—
Total stockholders' equity/members' deficit	239,865	(445,077)
Total liabilities, redeemable convertible preferred units, and stockholders' equity/members’ deficit	$416,222	$236,420

PLURALSIGHT, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended June 30,
	2018	2017
Operating activities
Net loss	$(66,954)	$(32,083)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation of property and equipment	4,358	2,626
Amortization of acquired intangible assets	6,665	4,012
Amortization of course creation costs	930	671
Equity-based compensation	20,928	6,091
Provision for doubtful accounts	358	188
Amortization of debt discount and debt issuance costs	1,215	306
Debt extinguishment costs	4,180	931
Deferred tax benefit	(64)	—
Changes in assets and liabilities:
Accounts receivable	1,335	1,833
Prepaid expenses and other assets	(3,858)	(3,215)
Accounts payable	(588)	1,328
Accrued expenses and other liabilities	(2,839)	3,641
Accrued author fees	617	939
Deferred revenue	17,500	8,782
Net cash used in operating activities	(16,217)	(3,950)
Investing activities
Purchases of property and equipment	(4,574)	(3,025)
Purchases of content library	(1,504)	(1,229)
Net cash used in investing activities	(6,078)	(4,254)
Financing activities
Proceeds from initial public offering, net of underwriting discounts and commissions	332,080	—
Payments of costs related to initial public offering	(3,085)	—
Borrowings of long-term debt	20,000	115,000
Repayments of long-term debt	(137,710)	(85,000)
Payments of debt extinguishment costs	(2,162)	—
Payments of debt issuance costs	(450)	(809)
Payments to settle equity appreciation rights	(325)	—
Taxes paid related to net share settlement	(78)	—
Proceeds from the issuance of common units	—	22
Payments of facility financing obligation	(8)	(8)
Net cash provided by financing activities	208,262	29,205
Effect of exchange rate change on cash, cash equivalents, and restricted cash	(86)	24
Net increase in cash, cash equivalents, and restricted cash	185,881	21,025
Cash, cash equivalents, and restricted cash, beginning of period	28,477	19,397
Cash, cash equivalents, and restricted cash, end of period	$214,358	$40,422

Reconciliation of cash, cash equivalents, and restricted cash:
Cash and cash equivalents	$213,645	$40,212
Restricted cash included in other assets	713	210
Total cash, cash equivalents, and restricted cash	$214,358	$40,422

Investor Relations Contact:
Mark McReynolds
Investor Relations
Pluralsight
801-784-9007
mark-mcreynolds@pluralsight.com

Media Contact:
DJ Anderson
Communications/Press
Pluralsight
801-784-9007
dj@pluralsight.com